EXHIBIT 99.1
Confidential
LIMITED GUARANTEE
     Limited Guarantee, dated as of May 30, 2007 (this “Limited Guarantee”), by Fidelity National Financial, Inc. (the “Guarantor”), in favor of Ceridian Corporation, a Delaware corporation (the “Guaranteed Party”). Capitalized terms used herein without definition have the meanings given to them in the Merger Agreement (as defined below).
     1. LIMITED GUARANTEE. To induce the Guaranteed Party to enter into the Agreement and Plan of Merger, dated as of May 30, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Foundation Holdings, Inc., a Delaware corporation (“Purchaser”), Foundation Merger Sub, Inc. (“Merger Sub”) and the Guaranteed Party, pursuant to which Merger Sub will merge with and into the Guaranteed Party with the Guaranteed Party surviving the merger as a wholly-owned subsidiary of Purchaser, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, the due and punctual observance, performance and discharge of 50% of the payment obligations of Purchaser to pay obligations under Section 7.2(c) of the Merger Agreement (such 50% of the payment obligations, the “Obligations”). In furtherance of the foregoing, the Guarantor acknowledges that its liability hereunder shall extend to the full amount of the Obligations, and that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Obligations, regardless of whether action is brought against Purchaser or whether Purchaser is joined in any such action. In no event shall the Obligations exceed eighty-two million five hundred thousand dollars ($82,500.000.00).
     2. NATURE OF GUARANTEE. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Purchaser or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations as if such payment had not been made. This is an unconditional guarantee of payment and not of collectibility.
     3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Purchaser, Merger Sub or with any other person interested in the transactions contemplated by the Merger Agreement, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Purchaser, Merger Sub or any such other person without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Purchaser, Merger Sub or any other person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Purchaser, Merger Sub and the Guaranteed Party in connection with the Obligations; (c) the addition, substitution or release of any person interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of Purchaser, Merger Sub or any other person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Purchaser, Merger Sub or any other person interested in the transactions contemplated by the Merger Agreement; (f) any lack of validity or enforceability of the Merger Agreement or any agreement or instrument relating thereto, other than by reason of fraud or willful misconduct by the Guaranteed Party; (g) the existence of any claim, set-off or other right which the Guarantor may have at any time against Purchaser, Merger Sub or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (h) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (except for notices to be provided to Purchaser and Weil, Gotshal & Manges LLP in accordance with Section 8.7 of the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Purchaser, Merger Sub or any other person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally (other than fraud or willful misconduct by the Guaranteed Party or any of its Subsidiaries, defenses to the payment of the Obligations that are available to Purchaser or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.
The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its controlled affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, against any Guarantor or Purchaser Affiliate (as hereinafter defined) except for claims against the Guarantor under this Limited Guarantee, and the Guarantor hereby covenants and agrees that it shall not institute, and shall cause its respective affiliates not to institute, any proceeding asserting that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Purchaser, Merger Sub or any other person interested in the transactions contemplated by the Merger Agreement that arise from the existence, payment, performance, or enforcement of the Guarantor’s Obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Purchaser, Merger Sub or such other person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Purchaser. Merger Sub or such other person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Limited Guarantee shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations and all other amounts payable under this Limited Guarantee, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Limited Guarantee, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this Limited Guarantee thereafter arising. Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Purchaser is relieved from its obligations under Section 7.2(c) of the Merger Agreement, the Guarantor shall be similarly relieved of its Obligations under this Limited Guarantee.
     4. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder, under the Merger Agreement or otherwise, preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.
     5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:
     (a) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents, or any law, regulation, rule, decree, order, judgment or material contractual restriction binding on the Guarantor or its assets;
     (b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guarantee;

     (c) this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and
     (d) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its Obligations under this Limited Guarantee are and shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.
     6. NO ASSIGNMENT. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guaranteed Party or the Guarantor, as the case may be; except that if a portion of Guarantor’s commitment pursuant to the equity commitment letter by Guarantor to Purchaser dated as of the date hereof is assigned in accordance with the terms thereof, then a corresponding portion of its obligations hereunder may be assigned to the same assignee; provided that, in the case of an assignment by the Guarantor, any such assignee delivers a guarantee to the Guaranteed Party in a form identical to this Limited Guarantee and upon delivery of such guarantee (and subject to the prior written consent of the Guaranteed Party) the Guarantor effecting such assignment shall be relieved of such portion of its Obligations hereunder shall be reduced by a proportional amount.
     7. NOTICES. All notices and other communications hereunder shall be in writing in the English language and shall be given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices to the Guarantor hereunder shall be delivered as set forth below or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement:

Fidelity National Financial, Inc.
4050 Calle Real, Suite 210
Santa Barbara, CA 93110
Attention:	Michael L. Gravelle, Executive Vice President, Legal
Facsimile:	(805) 696-7831

with a copy to:

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, MA 02110
Attention:	James Westra
Steven Peck
Facsimile:	(617) 772-8333

     8. CONTINUING GUARANTEE. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of the Obligations and all amounts payable under this Limited Guarantee have been indefeasibly paid, observed, performed or satisfied in full. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earlier of (i) the Closing (as defined in the Merger Agreement) and (ii) the first year anniversary of any termination of the Merger Agreement in accordance with its terms, except as to any claim for payment of any Obligation presented by the Guaranteed Party to Purchaser, Merger Sub or the Guarantor by such first anniversary. Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its controlled affiliates asserts in any litigation or other proceeding that the Guarantor’s liability is greater than the amount of the Obligations or the provisions of this Section 8 or Section 9 hereof are illegal, invalid or unenforceable in whole or in part, or asserting any theory of liability against the Guarantor or any Purchaser Affiliates (as hereinafter defined) with respect to the transactions contemplated by the Merger Agreement other than liability of the Guarantor under this Limited Guarantee, then (i) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (ii) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover such payments, and (iii) neither the Guarantor nor any Purchaser Affiliate shall have any liability to the Guaranteed Party with respect to the transactions contemplated by the Merger Agreement or under this Limited Guarantee; provided, however, that if the Guarantor asserts in any litigation or other proceeding that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law), then, to the extent the Guaranteed Party prevails in such litigation or proceeding, the Guarantor shall pay on demand all reasonable fees and out of pocket expenses of the Guaranteed Party in connection with such litigation or proceeding.
     9. NO RECOURSE. The Guaranteed Party acknowledges that Purchaser has no assets and that no additional funds are expected to be contributed to Purchaser unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that the Guarantor may be a partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that it has no right of recovery against, and no personal liability shall attach to, the Guarantor or the former, current or future stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of the Guarantor or Purchaser or any former, current or future stockholder, director, officer, employee, general or limited partner, member, manager, affiliate, agent or assignee of any of the foregoing (collectively, but not including Purchaser, each a Purchaser Affiliate”), through Purchaser or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Purchaser against any Purchaser Affiliate, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for its rights to recover from the Guarantor (but not any other Purchaser Affiliate (including any general partner or managing member)) under and to the extent provided in this Limited Guarantee and the limitations described herein. Recourse against the Guarantor under this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its affiliates against the Guarantor and the other Purchaser Affiliates in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Purchaser or Merger Sub to the Guaranteed Party or shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guarantor as expressly set forth herein.
     10. GOVERNING LAW. This Limited Guarantee shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any Action arising out of or relating to this Limited Guarantee may be brought in the federal and state courts located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of such courts in any such Action, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court and agrees not to bring any Action arising out of or relating to this Limited Guarantee or any transaction contemplated hereby in any other court. The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.
     11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LIMITED GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
     12. COUNTERPARTS. This Limited Guarantee may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.
     13. ADDITIONAL AGREEMENT. Guarantor hereby further agrees, on behalf of itself and its Subsidiaries and controlled affiliates, that between the date hereof and the Effective Time, Guarantor shall not, and shall not permit any of its Subsidiaries or controlled affiliates to, enter into agreements providing for any acquisitions, mergers, consolidations, business combinations or similar transactions that would reasonably be expected to interfere in any material respect with the satisfaction of the closing conditions set forth in Section 6.1(c) of the Merger Agreement.
[signatures on following pages]

     IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Brent B. Bickett
	Name:	Brent B. Bickett
	Title:	President

[FNF Limited Guarantee Signature Page]

     IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

CERIDIAN CORPORATION
By:	/s/ Kathryn V. Marinello
	Name:	Kathryn V. Marinello
	Title:	President & CEO

[FNF Limited Guarantee Signature Page]